                                                                   Exhibit 10.31







                     GALILEO INTERNATIONAL SEVERANCE PLAN




             (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1996)
              -------------------------------------------------

                              TABLE OF CONTENTS


                                                                            Page

ARTICLE I - ESTABLISHMENT OF THE PLAN......................................... 1
ARTICLE II - PURPOSE OF THE PLAN.............................................. 2
ARTICLE III - ELIGIBLE EMPLOYEES.............................................. 2
ARTICLE IV - CONDITIONS OF INELIGIBILITY...................................... 4
ARTICLE V - TERMINATION OF EMPLOYMENT......................................... 5
ARTICLE VI - SEVERANCE PAY.................................................... 6
ARTICLE VII - PAYMENT OF SEVERANCE PAY........................................ 9
ARTICLE VIII - WAIVER AND RELEASE............................................. 10
ARTICLE IX - IMPACT ON OTHER BENEFITS......................................... 12
ARTICLE X - PLAN ADMINISTRATION............................................... 14
ARTICLE XI - BENEFIT CLAIMS PROCEDURES ....................................... 15
ARTICLE XII - AMENDMENT/TERMINATION/VESTING................................... 17
ARTICLE XIII - NO ASSIGNMENT.................................................. 17
ARTICLE XIV - NO EMPLOYMENT RIGHTS............................................ 18
ARTICLE XV - PLAN FUNDING..................................................... 18
ARTICLE XVI - APPLICABLE LAW.................................................. 18
ARTICLE XVII - PLAN YEAR...................................................... 18
ARTICLE XVIII - MISCELLANEOUS PROVISIONS...................................... 19

                     GALILEO INTERNATIONAL SEVERANCE PLAN


             (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1996)
              --------------------------------------------------

                                  ARTICLE I

                          ESTABLISHMENT OF THE PLAN
                          -------------------------

     The Covia 1991 Severance Plan (the "Plan") was originally established effective March 18, 1991, by Covia Partnership ("Covia") for the benefit of Covia's eligible employees. The Plan was extended in operation by amendment, then amended and restated effective March 1, 1992 and renamed the Covia Severance Plan. The Plan was further amended and restated effective January 1, 1993. Effective as of September 16, 1993, pursuant to a combination of the operations of Covia, certain of the assets and business of Covia were assumed by Apollo Travel Services, a general partnership, and Covia Partnership was renamed as Galileo International Partnership ("Galileo" or "Galileo International"). Accordingly, effective September 16, 1993, the Plan was renamed the Galileo International Severance Plan. The Plan was further amended and restated effective January 1, 1994. The Plan is hereby further amended and restated as set forth in this document, effective January 1, 1996. The Plan is an unfunded welfare benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                  ARTICLE II

                             PURPOSE OF THE PLAN
                             -------------------


     The purpose of the Plan is to provide eligible employees with severance pay for a specified period of time and in a specified amount in the event their employment with Galileo is terminated under prescribed circumstances. This Plan shall be the exclusive source and basis of severance pay for any employee eligible hereunder and Galileo shall have no obligation to provide severance pay to or on behalf of any such individual under any other group severance plan, program, practice or arrangement.


                                 ARTICLE III

                              ELIGIBLE EMPLOYEES
                              ------------------

Three categories of employees of Galileo are covered by the Plan:

1. Category A - Those employees who were approved for participation in Galileo's annual management incentive plan for the calendar year of the employee's separation, as determined by Galileo's Supervisory Board in or near February of that year;

2. Category B - Those Galileo employees who, as of the start of the calendar year of the employee's separation (or as the employee's date of hire with Galileo, if the employee was not employed by Galileo as of the start of that calendar year) are in (i) job grade 7 or below; (ii) job grade T3 or below;

3. Category C - All Galileo employees not in Category A or B described above and not excluded by any other provisions of this Article III.

     Subject to the other provisions of this Plan, employees covered by the Plan shall be considered eligible employees only if they are within any of the three aforesaid covered categories on the date their employment with Galileo terminates and their employment with Galileo terminates both on or after the January 1, 1996 effective date of this Plan restatement and under circumstances that would not disqualify the individual for a benefit under this Plan.

     The Plan does not apply to employees of Galileo, if any, who are covered by a collective bargaining agreement unless such collective bargaining agreement provides for their coverage under this Plan, nor does the Plan apply to any temporary, seasonal or leased employees or to any independent contractors providing services to Galileo, nor does the Plan apply to any persons who were employed by Covia Partnership prior to September 16, 1993, and who became employees of Apollo Travel Services, a general partnership ("ATS"), in connection with the combination of the operations of Galileo, whereby certain assets and business of Galileo were assumed by ATS.

                                  ARTICLE IV

                         CONDITIONS OF INELIGIBILITY
                         ---------------------------

     An eligible employee shall not be eligible to commence or continue receiving severance pay under this Plan if:

     (a) the employee switches or is switched to employment in a category of Galileo employees that is not covered by the Plan before the employee ceases employment with Galileo;

     (b) the employee's employment with Galileo terminates by reason of discharge for cause (other than consolidation, elimination or rearrangement of jobs) or death;

     (c) the employee's employment with Galileo terminates voluntarily through resignation or failure to report for work (but not through retirement);

     (d) the employee ceases active service but remains an employee of Galileo on layoff, leave of absence, sabbatical or other inactive status; provided, however, that an eligible employee who returns from an authorized leave of absence during the term of this Plan and for whom no active position with Galileo is found upon such return shall be eligible for severance pay under the Plan;

     (e) the Employee's employment with Galileo terminates when the Plan is not in effect;

     (f) the employee is employed in an operation or facility of Galileo (or a subsidiary or affiliate of Galileo), and substantially all of the assets of the operation or facility are sold, and the employee is offered a comparable position, as determined by the Plan Administrator, with the purchaser;

     (g) the employee receives direct or indirect compensation as a result of Galileo's acquisition of the employee's services through any independent contractor arrangement or other contractual provision;

     (h)  the Plan terminates.


     In the exclusive discretion of the Plan Administrator, these provisions may be modified by the Plan Administrator based on such other factors as the Administrator deems appropriate.

                                  ARTICLE V

                          TERMINATION OF EMPLOYMENT
                          -------------------------

     If an eligible employee's termination of employment is involuntary, Galileo may give the employee such advance notice, if any, as it deems appropriate.

     If an eligible employee's termination of employment date is not the last day of a payroll period, then the employee's paycheck for that payroll period shall be allocated between his earned compensation and severance benefits payable under the Plan, respectively, based on the proportionate number of business days of that payroll period for which he was or was not a Galileo employee. The entire amount of that final paycheck shall be counted as compensation for purposes of Galileo's cafeteria and retirement plans which are qualified under Sections 125 and 401 of the Internal Revenue Code, but no portion of any severance benefits payable under this Plan after that paycheck shall be counted as a basis for contributions made or benefits accrued under any qualified cafeteria or retirement plans maintained by Galileo.

     Galileo may offer an employee supplemental severance benefits in exchange for his agreeing to continue active, dedicated employment with Galileo in good faith for a further mutually agreed upon period of generally not more than six months to assist in job transition, training, special projects or for other specialized business reasons.

                                  ARTICLE VI

                                SEVERANCE PAY
                                -------------

     An eligible employee who is eligible for severance pay under the Plan shall be entitled to receive base severance pay (and supplemental severance pay, if applicable) in an amount determined under this Article VI, subject to the other conditions of the Plan. The amount shall be based on the eligible employee's base rate of pay at the time his employment terminates, without regard to overtime, commissions, bonuses, profit sharing, incentive payments or imputed income of any kind. For part-time employees, their base rate of pay shall be based on their regularly scheduled work week.

     The supplemental severance pay formula also is based on the eligible employee's years of service, which shall include complete years of service as defined in this paragraph. Years of service shall be measured from the employee's most recent date of hire and subsequent anniversaries thereof. Service shall include all continuous employment, whether inactive or active and whether as an eligible employee or not. Only service with Galileo (including the predecessor to Galileo) shall count, except:

     (i) prior service with United Airlines also will count as employment with Galileo for purposes of this Plan if the individual was transferred directly from employment with United Airlines to employment with Galileo without interruption; and

     (ii) an employee's immediate prior service for any business or operation acquired by Galileo (or by the predecessor to Galileo) shall also be counted as employment with Galileo to the same extent such service is counted, if at all, by Galileo as of the effective date of this restated Plan for purposes of the employee's vacation.

     Fractional years of service shall be credited to the nearest month (representing one-twelfth [1/12] of a year), with service for any one day in a month constituting service for the entire month.

     The severance pay amount shall be determined under whichever of the following formulas applies to the category of eligible employees covering the individual whose severance pay is being calculated. The amount of severance pay an employee becomes entitled to also varies depending on whether the employee voluntarily signs and gives Galileo an acceptable valid and enforceable general waiver and release of all claims (except age discrimination claims) in accordance with Article VIII. Only base severance pay amounts are payable if no such waiver and release is given. Supplemental severance pay amounts also become payable if such a waiver and release is given.

Base severance pay shall equal:

     (a)  for eligible employees in Category A, eight (8) weeks of base pay;

     (b)  for eligible employees in Category B, two (2) weeks of base pay:

     (c)  for eligible employees in Category C, four (4) weeks of base pay.

Supplemental severance pay shall equal:

     (i) for eligible employees in Category A, two (2) weeks of base pay, plus two (2) more weeks of base pay for each complete year of service credited to the employee under this Plan;

     (ii) for eligible employees in Category B, one (1) week of base pay for each complete year of service credited to the employee under this Plan;

     (iii) for eligible employees in Category C, two (2) weeks of base pay, plus one (1) more week of base pay for each complete year of service credited to the employee under this Plan.

     Notwithstanding these formulas, for employees who provide the required waiver and release a minimum level of total (base plus supplemental) severance pay shall be paid to eligible employees in each Category in the event the combined applicable formulas yield a lesser amount of total severance pay. These minimum levels of severance pay shall be:

     (a)  for Category A, twenty-eight (28) weeks of base pay;

     (b)  for Category B, six (6) weeks of base pay; and

     (c)  for Category C, fourteen (14) weeks of base pay.

     Where special circumstances warrant, the amount of severance pay awarded to any eligible employee under this Plan may be adjusted up or down from the amount determined as described above, in the exclusive discretion of the Plan Administrator, based on such other factors as the Plan Administrator deems appropriate. In no event, however, shall severance pay to any eligible employee under this Plan exceed two times the employee's annual compensation during the year immediately preceding his termination of employment.

                                 ARTICLE VII

                           PAYMENT OF SEVERANCE PAY
                           ------------------------

     Subject to the preconditions stated in Articles VIII and XVIII of this Plan, severance pay which is payable to an eligible employee under this Plan shall be payable in accordance with Galileo's regular payroll schedule. The Plan Administrator may, either at its own election or if it so chooses in response to an eligible employee's request (made in writing and signed on a form provided by or acceptable to the Plan Administrator), pay all or any portion of the unpaid balance of severance pay due an eligible employee under this Plan in monthly or quarterly installments or a single lump sum. In no event, however, may severance pay continue to any eligible employee for more than two years beyond the later of his employment termination date or his normal retirement age under any qualified retirement plan maintained by Galileo.

     In appropriate cases, the Plan Administrator may permit severance benefits to be paid at a reduced periodic and extended over a longer period
(but not beyond the aforesaid two year limit) so that payments are scheduled to continue until the employee would attain eligibility for a particular bonus or other benefit or for early retirement. Under such extended payment arrangements, the employee shall be considered to have terminated employment with Galileo, solely for purposes of eligibility for any bonus or benefit agreed upon by Galileo, as of the last day for which severance payments are made. The Plan Administrator also shall have authority to permit employees to exchange, by an acceptable written election and waiver, a portion of their severance pay for an equivalent duration of continued employment so as to remain eligible

(subject to the terms of the applicable benefit plans or policies) during such continued employment for flight passes or other benefits of particular importance to the employee at that time.

     Severance pay is considered taxable income and will be subject to Federal, State, and local income tax withholding as well as all applicable payroll taxes as and to the extent required by applicable law.


                                 ARTICLE VIII

                              WAIVER AND RELEASE
                              ------------------

     A condition for receiving any supplemental severance pay under this Plan shall be that the eligible employee voluntarily give Galileo a valid and enforceable written waiver and release of all claims (except age discrimination claims) relating in any way to employment and termination of employment with Galileo. Such waiver and release shall be substantially in the form attached as Exhibit "A" to this Plan.

     No waiver and release by the employee of age discrimination claims against Galileo shall be required as a condition for severance pay under this Plan, except in those individual cases where Galileo so directs. In those individual cases, the employee shall be notified of the release requirement, and offered additional severance pay in an amount equal to the lesser of two
(2) weeks of base pay or 50% of his regular severance pay under the Plan in exchange for the Release. The Release shall be substantially in the form attached as Exhibit "B" to this Plan.

     The employee shall be given at least twenty-one (21) days to consider and return the appropriate Release form, and shall have the right to revoke the release within seven (7) days after giving it, by delivering written notice to the Plan Administrator within that seven (7) day period of his intent to revoke. If the employee is asked to provide a Release that also covers age discrimination claims and his termination of employment is instead part of a coordinated group program of terminations, then he shall have at least forty-five (45) days to consider and return the appropriate Release form (See Exhibit "C" attached), with the same seven (7) day right of revocation. The employee shall be encouraged to consult with counsel of his choice when the Release form is provided to him. No release shall be accepted if signed by the employee before his termination of employment date.

     For any employee who gives the required release, his additional severance pay shall be paid on regular payroll dates consecutively following the conclusion of his regular severance payments under this Plan, subject to his single sum election rights and any applicable payment limits under this Plan. However, no portion of the additional severance pay to which an employee may become entitled under this Article in exchange for giving an enforceable general waiver and release shall be paid before the close of the first payroll period beginning after the expiration of the Release revocation period. This Article shall be operated in conformity with the Older Workers Benefit Protection Act amendments to the federal Age Discrimination in Employment Act, insofar as applicable.

                                  ARTICLE IX

                           IMPACT ON OTHER BENEFITS
                           ------------------------

     Unless otherwise stated in this Plan provided by individual agreement between Galileo and any particular eligible employee, this Plan shall impact on Galileo's other employee benefit plans as follows:

     (a) Group Health and Life Benefits. An eligible employee's coverage under Galileo's life insurance, medical, dental, vision care, health care reimbursement account and prescription drug plans shall terminate on the date his employment terminates, except for any COBRA continued coverage rights that the terminated employee may have under one or more such plans.

          During the period that severance pay installments are being paid (or would have been paid had the employee commenced receiving severance pay installments beginning with the first pay period beginning after the termination of his employment) to such terminated employee under this Plan, Galileo shall pay his costs of COBRA coverage if he duly elects such coverage. Galileo shall not pay COBRA costs for coverage continuing after the date the individual either elects a single sum severance payment or would have received a final installment severance payment had he commenced receiving severance pay installments with the first pay period beginning after the termination of his employment (after counting any severance pay included in his final paycheck).

     (b) Flight Benefits. Flight benefits will be extended for the length of time severance payments are made only in those cases where the employee was either a voluntary or involuntary transfer from United Airlines. In these cases, flight benefits will cease at the end of the severance period.

     (c) Tuition Reimbursement. Galileo's tuition reimbursement policy for active employees shall continue to apply only to any courses or classes which commenced before the employee's employment is terminated under the Plan and which were previously approved for the employee.

     (d) Retirement Benefits. Severance pay under this Plan shall not count as compensation for any purposes under any qualified retirement plan maintained by Galileo, nor shall the period during which or for which severance payments are made be credited as service with Galileo for any purposes under any such Galileo qualified retirement plans.

     Except with respect to extended severance payment arrangements authorized in Article VII, an employee shall be considered terminated from employment with Galileo, for purposes of all other Galileo benefit plans, policies and programs, as of his termination date under this Plan without regard to his severance pay period. An employee's severance pay under this Plan shall not be considered compensation for purposes of earning him any benefit rights under any other Galileo benefit plan, policy or program. This Plan and the severance pay provided under it shall not confer any particular rights or benefits on an eligible employee except those stated specifically in this Plan.

                                  ARTICLE X

                             PLAN ADMINISTRATION
                             -------------------

     Galileo's President shall designate and appoint to serve as the "Plan Administrator" and the "named fiduciary" of the Plan (within the meaning of such terms as defined in ERISA), a committee consisting of not more than five
(5) individuals, who may be Galileo employees (and who may be the members of Galileo's ERISA Plans Administration Committee). The Plan Administrator shall have the exclusive and discretionary authority to determine eligibility for Plan benefits, to construe the terms of the Plan and to make factual determinations about all Plan matters. The decisions of the Plan Administrator shall be final and conclusive with respect to all questions concerning the administration of this Plan. The Plan Administrator may delegate to other persons responsibilities for performing certain of the duties of the Plan Administrator under the terms of this Plan and may seek such expert advice as the Plan Administration deems reasonably necessary with respect to the Plan.
The Plan Administrator shall be entitled to rely upon the information and advice furnished by such delegates and experts, unless actually knowing such information and advice to be inaccurate or unlawful.

                                  ARTICLE XI

                          BENEFIT CLAIMS PROCEDURES
                          -------------------------

     Any eligible employee who believes he is eligible for any benefit under this Plan which has not been paid shall file a claim for such benefit in accordance with this Article XI. Such claim shall be filed in writing with the Plan Administrator as promptly as practicable, but in no event later than three years after the first delinquent severance payment would have been scheduled to be paid to the claimant had the benefits claimed by him been paid in the ordinary course under the Plan.

     Each claim for benefits under the Plan shall be considered by the Plan Administrator and granted or denied, in whole or in part, in the sole discretion of the Plan Administrator. The Plan Administrator's decision shall be issued in writing to the claimant within ninety (90) days (or, if special circumstances require it, within a further period of ninety (90) days, provided notice is issued to the claimant of such extension before the first ninety (90) days expires). A decision of the Plan Administrator denying a claim, in whole or in part, will set forth in a clear and understandable manner:

     (a)  the specific reason or reasons for the denial;

     (b) specific reference to pertinent Plan provisions on which the denial is based;

     (c) a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why such material or information is necessary; and

     (d)  an explanation of the appeal procedures set forth below in this
          Article XI.

     If notice of an extension or of a decision has not been furnished within ninety (90) days of the filing of a claim, the claimant may presume the claim to have been denied as of that 90th day for the purpose of proceeding to the appeal stage set forth below.

     A claimant, or his authorized representative, shall have sixty (60) days following receipt of a claim denial in which to appeal that denial. During that sixty (60) day period, the claimant or authorized representative may review the plan's records pertaining to the claim and may submit a written appeal, to include all issues, comments and further materials and information in support of the claim. Such appeals shall be directed to and considered by the ERISA Plans Administration Committee of Galileo ("EPAC"), as constituted from time to time. Failure to appeal within such sixty (60) day period constitutes a waiver of the right to challenge the claim denial.

     Upon receipt of an appeal, the EPAC shall review and consider the appeal and reach a decision, in its sole discretion, within sixty (60) days after receipt of the appeal (or, if special circumstances require it, within a further period of (60) days, provided notice is issued to the claimant or his representative of such extension before the first sixty (60) day period expires). The EPAC may request and explore such additional materials and information as it deems necessary and appropriate in order to render a decision. The decision of EPAC shall be issued in writing and will set forth in a clear and understandable manner the reasons for the decision and make specific references to pertinent Plan provisions on which the decision is based. Except as otherwise may be required by law, the decision of EPAC (or of the Plan Administrator, if different and an appeal is not made) shall be final and binding.

                                 ARTICLE XII

                        AMENDMENT/TERMINATION/VESTING
                        -----------------------------

     Eligible employees do not have any vested right to severance pay under this Plan. Galileo reserves the right in its sole discretion to amend, extend or terminate this Plan by a written instrument of amendment executed by the President of Galileo or jointly by any two Galileo Vice Presidents. Absent such action by Galileo, this Plan shall terminate at midnight on December 31, 1999, although severance payments may continue thereafter, according to the terms of this Plan, to eligible employees whose employment terminated on or before the Plan termination date.


                                 ARTICLE XIII

                                NO ASSIGNMENT

                             ------------------

     No severance pay payable under this Plan shall be subject to anticipation, alienation, pledge, hypothecation, sale, transfer, assignment, garnishment, attachment, execution, encumbrance, levy, lien, or charge, and any attempt to cause such severance pay to be so subjected shall not be recognized, except to the extent required by law.

                                 ARTICLE XIV

                             NO EMPLOYMENT RIGHTS
                             --------------------

     This Plan shall not confer employment rights upon any person. No person shall be entitled, by virtue of the Plan, to remain in the employ of Galileo.


                                  ARTICLE XV

                                 PLAN FUNDING
                                 ------------

     No eligible employee shall acquire by reason of this Plan any right in or title to any assets, funds, or property of Galileo. Any severance pay benefits which become payable under this Plan are unfunded obligations of Galileo and are payable solely from the general assets of Galileo.


                                 ARTICLE XVI

                                APPLICABLE LAW
                                --------------

     This Plan shall be governed and construed in accordance with ERISA and in the event that any reference shall be made to State law, the laws of the State of Illinois shall apply.


                                 ARTICLE XVII

                                  PLAN YEAR
                                  ---------

     The ERISA plan year of this Plan shall be the calendar year.

                                ARTICLE XVIII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     All Galileo property (i.e., keys, credit cards, documents and records, identification cards, equipment, etc.) must be returned by an eligible employee as of his date of termination of employment in order for such eligible employee to commence receiving severance pay under this Plan. Failure to return Galileo property shall cause a forfeiture of the eligible employee's rights to severance pay under this Plan, or to any severance payments still unpaid to such individual if the failure is not discovered before severance payments have begun. This forfeiture remedy is not exclusive and is in addition to any and all other legal and equitable rights and remedies available to Galileo to protect or recover its property under applicable law. Any failure by Galileo to apply this forfeiture remedy in one or more instances shall not waive Galileo's right to apply such remedy in any other case.

     For purposes of construing this Plan, all references in the masculine shall include the feminine and all references in the singular shall include the plural, as the context and circumstances may require.


     IN WITNESS WHEREOF, GALILEO INTERNATIONAL has caused this amended and restated Plan to be adopted, put into effect in accordance with its terms, and executed on this 30 day of DEC., 1996, to be effective as of the January 1, 1996 effective date.


                                            GALILEO INTERNATIONAL

                                            By: /s/ [Signature]
                                               --------------------------------

                                            Its: SUP, HUMAN RESOURCES
                                                -------------------------------


ATTEST:


By: /s/ [Signature]
   -----------------------------------

Its: SR. MGR. COMPENSATION & BENEFITS
    ----------------------------------

                     GALILEO INTERNATIONAL SEVERANCE PLAN

                             SINGLE SUM ELECTION
                             -------------------


-------------------------                  -------------------------------------
Employee's Name                            Social Security Number
(Please Print)


     By signing below and returning this form, I ELECT to receive all future severance pay (net of applicable tax and payroll deductions) for which I am eligible under the Galileo International Severance Plan in A SINGLE SUM and not in installments.

GALILEO INTERNATIONAL

By:                                    Date:
   --------------------------------         -------------------------------

Title:
      -----------------------------


EMPLOYEE:

                                       Date:
-----------------------------------         -------------------------------
Signature

-----------------------------------
Print Name


Please provide your mailing            Please return this election to:
address for your severance
check:


----------------------------           Galileo International
                                       Human Resources Department
----------------------------           9700 W. Higgins Road, Suite 400
                                       Rosemont, IL 60018
----------------------------

----------------------------

                 IMPORTANT INFORMATION ON LEGAL RELEASE FORM
                            PLEASE READ CAREFULLY


Your severance benefits are conditioned in part on you waiving all claims (except age discrimination claims) against Galileo International and its partners relating to your employment and its termination. The enclosed waiver and release form is provided by the Plan Administrator for this purpose. Even if you do not sign and return the waiver and release, you will still be eligible for COBRA offered under the Plan, as well as for any base severance pay.

You have 21 days to sign and return the waiver and release; otherwise, you forfeit all other severance pay.




                                 EXHIBIT "A"

                    EMPLOYEE SEPARATION RELEASE AGREEMENT
                    -------------------------------------

     This is an agreement between you, as the Employee (for yourself, your spouse and dependents and anyone acting for you) and Galileo International, as the Employer (for itself, its partners and anyone acting for it or them).

     1. In exchange for your making this agreement and your return of any property of the Employer, the Employer promises to pay you supplemental severance benefits in accordance with the Galileo International Severance Plan. Those severance benefits include certain cash payments in a lump sum (if you so elect) or on the Employer's semi-monthly payroll schedule, less standard tax and payroll deductions. You acknowledge having received with this agreement a booklet describing that Plan and certain other information about the scope of Plan eligibility.

     2. By making this agreement, and in exchange for the supplemental severance pay benefits described above, you hereby waive and release the Employer from any and all disputes, disagreements and claims of any kind (except age discrimination claims) arising to date from your employment with the Employer or your separation from employment with the Employer. This includes, but is not limited to, breach of any implied or express employment agreements or covenants; entitlement to any pay, insurance or benefits earned to date; any claims for wrongful termination, public policy violations, defamation, emotional distress or other common law matters; and claims of discrimination, including but not limited to discrimination based on race, sex, religion, national origin, color, ancestry, handicap, disability, veteran's status, sexual preference, marital status, parental status, harassment or any type of retaliation.

     3. It is understood and agreed that you are not entitled to the supplemental severance pay benefits described in paragraph 1 above without agreeing to the waiver and release of claims described in paragraph 2 above. Those benefits exceed any benefits that would normally be provided to you upon separation of your employment with the Employer. If any part of this agreement is found to be illegal or invalid, you agree that the rest of this agreement will still be valid and enforceable. However, if your waiver and release in paragraph 2 above is declared illegal or invalid, you shall have no right to receive or retain the severance pay benefits described in paragraph 1 above.

     4. You agree that you are signing this agreement knowingly and voluntarily, that you have not been coerced or threatened into signing this agreement and that you have not been promised anything else in exchange for signing this agreement. You acknowledge and agree that you have had sufficient time to consider this agreement. You have twenty-one (21) days in which to consider this agreement and the accompanying information and to sign and return this agreement or forever forfeit your right to supplemental severance pay, but your supplemental severance pay benefits will not begin until after a signed agreement is returned. You are advised to consult with an attorney, if desired, before signing below. This agreement may be revoked if you notify the Plan Administrator in writing of that desire and that notice is


                                 EXHIBIT "A"
received by the Plan Administrator within seven (7) days after you sign this Agreement. If you have not revoked this Agreement within that time, the agreement will then take effect as of the 8th day after you sign it. If your signature is undated, the agreement will take effect on the 8th day after it is received by the Employer.

     You and the Employer each signify acceptance of the terms of this agreement by signing below.


GALILEO INTERNATIONAL

By:                                    Date:
   --------------------------------         -------------------------------

Title:
      -----------------------------


EMPLOYEE:


                                       Date:
-----------------------------------         -------------------------------
Signature


-----------------------------------
Print Name


Please Provide tour mailing            Please return this election
check:                                 to:


-----------------------------------    Human Resources Department
                                       Galileo International
-----------------------------------    9700 W. Higgins Road, Suite 400
                                       Rosemont, IL 60018
-----------------------------------

-----------------------------------



                                 EXHIBIT "A"

                 IMPORTANT INFORMATION ON LEGAL RELEASE FORM
                            PLEASE READ CAREFULLY

Your severance benefits are conditioned in part on you waiving all claims against Galileo International and its partners relating to your employment and its termination. The enclosed waiver and release form is provided by the Plan Administrator for this purpose. Even if you do not sign and return the waiver and release, you will still be eligible for COBRA offered under the Plan, as well as for any base severance pay.

You have 21 days to sign and return the waiver and release; otherwise, you forfeit all other severance pay. The waiver and release covers age discrimination claims and many other types of claims. Section 7 of the Federal Age Discrimination in Employment Act (the "ADEA"), 29 U.S.C.s626 (f), as recently amended by the Older Workers Benefits Protection Act, requires Galileo International to give you that 21 day period and certain information in order for your waiver and release to be valid and enforceable with respect to age discrimination claims.


                                 EXHIBIT "B"

                    EMPLOYEE SEPARATION RELEASE AGREEMENT


     This is an agreement between you, as the Employee (for yourself, your spouse and dependents and anyone acting for you) and Galileo International, as the Employer (for itself, its partners and anyone acting for it or them).

     1. In exchange for your making this agreement and your return of any property of the Employer, the Employer promises to pay you enhanced severance benefits in accordance with the Galileo International Severance Plan. Those severance benefits include certain cash payments in a lump sum (if you so elect) or on the Employer's semi-monthly payroll schedule, less standard tax and payroll deductions. You acknowledge having received with this agreement a booklet describing that Plan and certain other information about the scope of Plan eligibility.

     2. By making this agreement, and in exchange for the enhanced severance pay benefits described above, you hereby waive and release the Employer from any and all disputes, disagreements and claims of any kind arising to date from your employment with the Employer or your separation from employment with the Employer. This includes, but is not limited to, breach of any implied or express employment agreements or covenants; entitlement to any pay, insurance or benefits earned to date; any claims for wrongful termination, public policy violations, defamation, emotional distress or other common law matters; and claims of discrimination, including but not limited to discrimination based on race, sex, age, religion, national origin, color, ancestry, handicap, disability, veteran's status, sexual preference, marital status, parental status, harassment or any type of retaliation.

     3. It is understood and agreed that you are not entitled to the enhanced severance pay benefits described in paragraph 1 above without agreeing to the waiver and release of claims described in paragraph 2 above. Those enhanced benefits exceed any benefits that would normally be provided to you upon separation of your employment with the Employer. If any part of this agreement is found to be illegal or invalid, you agree that the rest of this agreement will still be valid and enforceable. However, if your waiver and release in paragraph 2 above is declared illegal or invalid, you shall have no right to receive or retain the severance pay benefits described in paragraph 1 above.

     4. You agree that you are signing this agreement knowingly and voluntarily, that you have not been coerced or threatened into signing this agreement and that you have not been promised anything else in exchange for signing this agreement. You acknowledge and agree that you have had sufficient time to consider this agreement. You have twenty-one (21) days in which to consider this agreement and the accompanying information and to sign and return this agreement or forever forfeit your right to enhanced severance pay, but your enhanced severance pay benefits will not begin until after a signed agreement is returned. You are advised to consult with an attorney, if desired, before signing below. This agreement may be revoked if you notify the Plan Administrator in writing of that desire and that notice is


                                 EXHIBIT "B"
received by the Plan Administrator within seven (7) days after you sign this Agreement. If you have not revoked this Agreement within that time, the agreement will then take effect as of the 8th day after you sign it. If your signature is undated, the agreement will take effect on the 8th day after it is received by the Employer.

     You and the Employer each signify acceptance of the terms of this agreement by signing below.


GALILEO INTERNATIONAL

By:                                    Date:
   --------------------------------         -------------------------------

Title:
      -----------------------------


EMPLOYEE:

                                       Date:
-----------------------------------         -------------------------------
Signature

-----------------------------------
Print Name


Please provide your mailing            Please return this election
address for your severance             to:
check:


-----------------------------------    Human Resources Department
                                       Galileo International
-----------------------------------    9700 W. Higgins Road, Suite 400
                                       Rosemont, IL 60018
-----------------------------------

-----------------------------------



                                 EXHIBIT "B"

                 IMPORTANT INFORMATION ON LEGAL RELEASE FORM
                            PLEASE READ CAREFULLY


Your severance benefits are conditioned in part on you waiving all claims against Galileo International and its partners relating to your employment and its termination. The enclosed waiver and release form is provided by the Plan Administrator for this purpose. Even if you do not sign and return the waiver and release, you will still be eligible for COBRA offered under the Plan, as well as for any base severance pay.

You have 45 days to sign and return the waiver and release; otherwise, you forfeit all other severance pay. The waiver and release covers age discrimination claims and many other types of claims. Section 7 of the Federal Age Discrimination in Employment Act (the "ADEA"), 29 U.S.C.s626 (f), as recently amended by the Older Workers Benefits Protection Act, requires Galileo International to give you that 45 day period and certain information in order for your waiver and release to be valid and enforceable with respect to age discrimination claims.


                                 EXHIBIT "C"

                    EMPLOYEE SEPARATION RELEASE AGREEMENT


     This is an agreement between you, as the Employee (for yourself, your spouse and dependents and anyone acting for you) and Galileo International, as the Employer (for itself, its partners and anyone acting for it or them).

     1. In exchange for your making this agreement and your return of any property of the Employer, the Employer promises to pay you enhanced severance benefits in accordance with the Galileo International Severance Plan. Those severance benefits include certain cash payments in a lump sum (if you so elect) or on the Employer's semi-monthly payroll schedule, less standard tax and payroll deductions. You acknowledge having received with this agreement a booklet describing that Plan and certain other information about the scope of Plan eligibility.

     2. By making this agreement, and in exchange for the enhanced severance pay benefits described above, you hereby waive and release the Employer from any and all disputes, disagreements and claims of any kind arising to date from your employment with the Employer or your separation from employment with the Employer. This includes, but is not limited to, breach of any implied or express employment agreements or covenants; entitlement to any pay, insurance or benefits earned to date; any claims for wrongful termination, public policy violations, defamation, emotional distress or other common law matters; and claims of discrimination, including but not limited to discrimination based on race, sex, age, religion, national origin, color, ancestry, handicap, disability, veteran's status, sexual preference, marital status, parental status, harassment or any type of retaliation.

     3. It is understood and agreed that you are not entitled to the enhanced severance pay benefits described in paragraph 1 above without agreeing to the waiver and release of claims described in paragraph 2 above. Those enhanced benefits exceed any benefits that would normally be provided to you upon separation of your employment with the Employer. If any part of this agreement is found to be illegal or invalid, you agree that the rest of this agreement will still be valid and enforceable. However, if your waiver and release in paragraph 2 above is declared illegal or invalid, you shall have no right to receive or retain the severance pay benefits described in paragraph 1 above.

     4. You agree that you are signing this agreement knowingly and voluntarily, that you have not been coerced or threatened into signing this agreement and that you have not been promised anything else in exchange for signing this agreement. You acknowledge and agree that you have had sufficient time to consider this agreement. You have forty-five (45) days in which to consider this agreement and the accompanying information and to sign and return this agreement or forever forfeit your right to enhanced severance pay, but your enhanced severance pay benefits will not begin until after a signed agreement is returned.


                                 EXHIBIT "C"

You are advised to consult with an attorney, if desired, before signing below. This agreement may be revoked if you notify the Plan Administrator in writing of that desire and that notice is received by the Plan Administrator within seven (7) days after you sign this Agreement. If you have not revoked this Agreement within that time, the agreement will then take effect as of the 8th day after you sign it. If your signature is undated, the agreement will take effect on the 8th day after it is received by the Employer.

     You and the Employer each signify acceptance of the terms of this agreement by signing below.


GALILEO INTERNATIONAL

By:                                    Date:
   --------------------------------         -------------------------------

Title:
      -----------------------------


EMPLOYEE:

                                       Date:
-----------------------------------         -------------------------------
Signature

-----------------------------------
Print Name

Please provide your mailing            Please return this election
address for your severance             to:
check:


------------------------------------   Human Resources Department
                                       Galileo International
------------------------------------   9700 W. Higgins Road, Suite 400
                                       Rosemont, IL 60018
------------------------------------

------------------------------------


                                 EXHIBIT "C"